UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. 2)

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☐	Soliciting Material Pursuant to §240.14a-12

COPART, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Material for Proxy Statement
Dated December 13, 2018
This material amends and supplements our definitive proxy statement filed with the Securities and Exchange Commission on November 16, 2018 (the “2018 Proxy Statement”) relating to the Annual Meeting of Stockholders of Copart, Inc. (the “Annual Meeting”), to be held on December 17, 2018 at 8:00 a.m., Central time, at Copart’s corporate headquarters located at 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

On December 12, 2018, Copart, Inc. determined that the reported beneficial ownership of Willis J. Johnson, Executive Chairman, in the 2018 Proxy Statement was incorrect. Mr. Johnson's beneficial ownership should have been reported as 22,674,917 shares as opposed to 20,455,160 shares as of November 9, 2018.

On December 12, 2018, Copart, Inc. determined that the reported beneficial ownership of A. Jayson Adair, Director and Chief Executive Officer, in the 2018 Proxy Statement was incorrect. Mr. Adair’s beneficial ownership should have been reported as 12,113,955 shares as opposed to 11,663,955 shares as of November 9, 2018.

Additionally, on December 12, 2018 Copart, Inc. determined that the reported beneficial ownership of Daniel J. Englander, Director, in the 2018 Proxy Statement was incorrect. Mr. Englander's beneficial ownership should have been reported as 1,136,795 shares as opposed to 1,134,007 shares as of November 9, 2018.

Additionally, on December 12, 2018, Copart, Inc. determined that the reported beneficial ownership of all directors and executive officers as a group in the 2018 Proxy Statement was incorrect. The beneficial ownership of all directors and executive officers as a group should have been reported as 41,649,157 shares as opposed to 38,976,612 as of November 9, 2018.

Copart has corrected the reported beneficial ownership for Mr. Johnson, Mr. Adair, Mr. Englander, and all officers and directors as a group and updated the following table to reflect the most recently available information as of December 13, 2018. This information supersedes the table and related footnotes previously reported on pages 51 and 52 of the 2018 Proxy Statement.

By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President, General Counsel and Secretary

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of November 9, 2018 by (i) all persons known by us to be beneficial owners of 5% or more of our common stock; (ii) each of our current directors and nominees for director; (iii) any other named executive officers (as defined in the section of this Proxy Statement entitled “Executive Compensation - Summary Compensation Table”); and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined based on SEC rules and includes certain stock options exercisable within sixty days of November 9, 2018. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding(2)
5% or more beneficial owners, executive officers and directors:
The Vanguard Group (3)	17,398,534	7.43%
BlackRock, Inc. (4)	16,320,194	6.97%
Willis J. Johnson (5)	22,674,917	9.68%
A. Jayson Adair (6)	12,113,955	5.10%
Matt Blunt (7)	91,667	*
Steven D. Cohan (8)	261,691	*
Daniel J. Englander (9)	1,136,795	*
William E. Franklin (10)	985,248	*
Jeffrey Liaw (11)	99,966	*
James E. Meeks (12)	181,667	*
Vincent W. Mitz (13)	3,277,040	1.38%
Thomas N. Tryforos (14)	826,211	*
All directors and executive officers as a group (10 persons) (15)	41,649,157	17.09%
____________________

*	Represents less than 1% of our outstanding common stock.

(1)	Unless otherwise set forth in these footnotes, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

(2)	Based on 234,009,928 shares outstanding as of November 9, 2018.

(3)
Based solely on the most recently available Schedule 13G filed by The Vanguard Group with the SEC on February 9, 2018. The Vanguard Group reported sole voting power over 118,158 shares, shared voting power over 25,072 shares, sole dispositive power over 17,277,124 shares, and shared dispositive power over 124,410 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Based solely on the most recently available Schedule 13G filed by BlackRock, Inc. with the SEC on January 29, 2018. BlackRock, Inc. reported sole voting power over 15,573,940 shares, shared voting power over 0 shares, sole dispositive power over 16,320,194 shares, and shared dispositive power over 0 shares. The address of BlackRock and its affiliates is 55 East 52nd Street, New York, NY 10055.

(5)
Includes 13,758,953 shares held by the Willis J. Johnson and Reba J. Johnson Revocable Trust DTD 1/16/1997, for which Mr. Johnson and his wife are trustees, 3,595,300 shares held directly by Willis J. Johnson, 2,440,000 shares held by the Reba Family Limited Partnership II, for which Mr. Johnson and his wife are the general partners, a total of 1,539,050 shares held in various trusts for the benefit of Mr. Johnson's family members, for which Mr. Johnson serves as trustee, 633,900 shares held by Willis and Reba's Foundation, for which Mr. Johnson serves as President, 400,000 shares held directly by Willis J. Johnson and Reba J. Johnson as community property, and 46,047 shares held by Willis J. Johnson and a family member in a joint account. Also includes options to acquire 261,667 shares of common stock held by Mr. Johnson that are exercisable within sixty days after November 9, 2018.

(6)
Includes 4,769,566 shares held by the A. Jayson Adair and Tammi L. Adair Revocable Trust, for which Mr. Adair and his wife are trustees, 61,056 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family, 1,100,000 shares held by JTGJ Investments, LP, a Texas limited partnership, 2,000,000 shares held by JTGJ Investments II, LP, a Texas limited partnership, and 450,000 held by The Adair Foundation. Mr. Adair disclaims beneficial ownership of the shares held by JTGJ Investments, LP, JTGJ Investments II, LP, and The Adair Foundation, except to the extent of his pecuniary interest. Also includes options to acquire 3,733,333 shares of common stock held by Mr. Adair that are exercisable within sixty days after November 9, 2018.

(7)	Includes options to acquire 91,667 shares of common stock held by Mr. Blunt that are exercisable within sixty days after November 9, 2018.

(8)
Includes 24 shares held by the Cohan Revocable Trust U/A DTD 1/17/1996, for which Mr. Cohan serves as Trustee, and options to acquire 261,667 shares of common stock held by Mr. Cohan that are exercisable within sixty days after November 9, 2018.

(9)
Includes 399,800 held by Ursula Capital Partners, for which Mr. Englander is the sole general partner, 4,900 shares held by trusts for the benefit of members of Mr. Englander’s immediate family, and 70,428 shares held directly by Mr. Englander. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 661,667 shares of common stock held by Mr. Englander that are exercisable within sixty days after November 9, 2018.

(10)	Includes 17,748 shares held directly and options to acquire 967,500 shares of common stock held by Mr. Franklin that are exercisable within sixty days after November 9, 2018.

(11)	Includes 1,632 shares held directly and options to acquire 98,334 shares of common stock held by Mr. Liaw that are exercisable within sixty days after November 9, 2018.

(12)	Represents options to acquire 181,667 shares of common stock held by Mr. Meeks that are exercisable within sixty days after November 9, 2018.

(13)
Includes 47,660 shares held directly and 229,380 shares held by the VWM Investment Trust, for which Mr. Mitz serves as trustee, and options to acquire 3,000,000 shares of common stock held by Mr. Mitz that are exercisable within sixty days after November 9, 2018.

(14)
Includes 362,688 shares held by Elias Charles & Co. LLC, of which Mr. Tryforos is a member. Mr. Tryforos disclaims beneficial ownership of the shares held by Elias Charles & Co. LLC except to the extent of his pecuniary interest. Also includes 41,856 shares owned by others, for which Mr. Tryforos has shared dispositive power, but no voting power.  Mr. Tryforos disclaims beneficial ownership of the shares owned by others. Also includes options to acquire 421,667 shares of common stock held by Mr. Tryforos that are exercisable within sixty days after November 9, 2018.

(15)
Includes 31,969,988 shares and options to acquire 9,679,169 shares of common stock held by all executive officers and directors as a group that are exercisable within sixty days after November 9, 2018.

All information set forth in the 2018 Proxy Statement, as supplemented by the information above, remains accurate in all material respects and should be considered in casting your vote by proxy or at the Annual Meeting.

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